UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	December 20, 2007

NATIONAL PATENT DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

10 East 40th Street, Suite 3110, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

(646) 742−1600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2007, at the 2007 Annual Meeting of Stockholders of National Patent Development Corporation (the “Company”), the Company’s stockholders approved an amendment of the Company’s 2003 Incentive Stock Plan (the “Amended 2003 Plan”) and also approved the adoption of the Company’s 2007 Incentive Stock Plan (the “2007 Plan”).  The Company’s Board of Directors had approved and adopted the 2007 Plan on July 30, 2007 and the Amended 2003 Plan on March 1, 2007, in each case subject to stockholder approval.

The stockholders’ approval of the Amended 2003 Plan also constituted approval of a grant of options to purchase Company common stock made to Harvey P. Eisen, the Company’s Chief Executive Officer.  Pursuant to the Non-Qualified Stock Option Agreement, dated March 1, 2007, between the Company and Mr. Eisen (the “Option Agreement”), the Board of Directors of the Company awarded 2,500,000 options to Mr. Eisen under the Amended 2003 Plan.  At the time of the award, the amount of shares available for issuance under the Amended 2003 Plan was not sufficient, and the annual limit on the number of shares which could be granted to any one participant was not high enough, to permit the exercise of the award.  Therefore, 2,250,000 options were subject to stockholder approval of Amended 2003 Plan.  The terms and conditions of the award are disclosed in the second paragraph of the section titled “Succession Planning” under Item 5.02 of, and in Exhibit 10.9 to, the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 7, 2007, which paragraph and exhibit are incorporated herein by reference.

The Amended 2003 Plan increases the aggregate number of shares of Company common stock issuable under the plan from 1,750,000 shares to 3,500,000 shares (subject to adjustment as provided in the Amended 2003 Plan) and increases the per-person limitation under the plan from 250,000 shares to 2,500,000 shares.

Under the 2007 Plan, the Company may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, stock units, performance shares, performance units, and other incentives payable in cash or in shares of the Company’s common stock to officers, employees or members of the Board of Directors of the Company and its subsidiaries.  The Company is authorized to grant an aggregate of 7,500,000 shares of its common stock under the 2007 Plan.  The Company may issue new shares or use shares held in treasury to deliver shares for equity grants or upon exercise of non-qualified stock options.

The description of the Amended 2003 Plan is qualified by reference to such plan, which is incorporated herein by reference to Appendix A to the Company’s Proxy Statement (the “Proxy Statement”) filed by the Company with the SEC on November 16, 2007.  The description of the 2007 Plan is qualified by reference to such plan, which is incorporated herein by reference to Appendix B to the Proxy Statement.

Item 9.01                 Financial Statements and Exhibits.

(d)            Exhibits.

10.1
National Patent Development Corporation 2003 Incentive Stock Plan, as amended (incorporated by reference to Appendix A to the Company’s Proxy Statement filed by the Company with the SEC on November 16, 2007)

10.2	National Patent Development Corporation 2007 Incentive Stock Plan, (incorporated by reference to Appendix B to the Company’s Proxy Statement filed by the Company with the SEC on November 16, 2007)

10.3
Non-Qualified Stock Option Agreement, dated March 1, 2007, between the Company and Harvey P. Eisen (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on March 7, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PATENT DEVELOPMENT CORPORATION

Date: December 27, 2007	By:	/s/ IRA J. SOBOTKO
Name: Ira J. Sobotko
Title: Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Title

10.1
National Patent Development Corporation 2003 Incentive Stock Plan, as amended (incorporated by reference to Appendix A to the Company’s Proxy Statement filed by the Company with the SEC on November 16, 2007)

10.2	National Patent Development Corporation 2007 Incentive Stock Plan, (incorporated by reference to Appendix B to the Company’s Proxy Statement filed by the Company with the SEC on November 16, 2007)

10.3
Non-Qualified Stock Option Agreement, dated March 1, 2007, between the Company and Harvey P. Eisen (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on March 7, 2007)